UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act.      ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 23, 2018, Aerie Pharmaceuticals, Inc. (the “Company”) filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “Prospectus Supplement”). In the Prospectus Supplement, within the section “Summary—Recent Developments—Certain Preliminary Financial Information as of December 31, 2017,” the Company included certain preliminary financial information as of December 31, 2017, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information furnished in this Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7.01.	Regulation FD Disclosure.

On January 23, 2018, the Company issued a press release announcing that it has commenced a registered underwritten public offering of $75 million of shares of its common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01.	Other Events.

On December 19, 2017, the Company entered into a Controlled Equity OfferingSM Sales Agreement (the “ATM Sales Agreement”) with Cantor Fitzgerald & Co., acting as agent, pursuant to which the Company may offer and sell, from time to time through Cantor Fitzgerald & Co., shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $75 million. As of January 23, 2018, the Company sold 1,251,112 shares of common stock under the ATM Sales Agreement, of which 45,105 shares have not yet settled. As of January 23, 2018, the Company has fully utilized the ATM Sales Agreement for expected aggregate net proceeds of approximately $74 million.

The information furnished in this Item 8.01 of this Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Certain Preliminary Financial Information as of December 31, 2017.
99.2	Press Release dated January 23, 2018.

EXHIBIT INDEX

Exhibit	Description
99.1	Certain Preliminary Financial Information as of December 31, 2017.
99.2	Press Release dated January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: January 23, 2018	By:	/s/ Richard J. Rubino
Richard J. Rubino Chief Financial Officer